SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)

                                February 18, 2003
                                -----------------




                                   FNB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-49693                                          92-2115369
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


975 El Camino Real, South San Francisco, California                      94080
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     (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800

Item 5.  Other Events and Regulation FD Disclosure

         On February 18, 2003, the registrant announced its earnings for the fourth quarter of 2002 and for the year ended December 31, 2002. A copy of the February 18, 2003, news release reporting the fourth quarter and year-end results for 2002 is attached to this report as Exhibit 99.11 and is incorporated here by reference.


Item 7.  Exhibits

         99.11 News release of FNB Bancorp dated February 18, 2003, announcing its 2002 fourth quarter and year-end results.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNB BANCORP (Registrant)



Dated: February 19, 2003.              By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer


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